Exhibit 4.2


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                                    American
                                    --------
                              Construction Company
                              --------------------


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           75,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE



        Number                                                       Shares
        ------                                                       ------



This
certifies
that
                                                                CUSIP
                                                                     ---------



is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF



           A m e r i c a n    C o n s t r u c t i o n    C o m p a n y
           -----------------------------------------------------------



  transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, if
     any, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.
   WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers



                                [     DATED     ]
                                [   American    ]
                                [ Construction  ]
                                [    Company    ]
                                [               ]
                                [Corporate Seal ]
                                [               ]
                                [    Nevada     ]


        /s/ Jeff Mabry

            President



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